As filed with the Securities and Exchange Commission on May 8, 2006
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
Form S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pulte Homes, Inc.*
(Exact name of Registrant as specified in its charter)

Michigan	38-2766606
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
100 Bloomfield Hills Parkway, Suite 300
Bloomfield Hills, Michigan 48304
(248) 647-2750
(Address, including zip code, and telephone number,
including area code, of Registrant’s and Additional Registrants’ principal executive offices)

Steven M. Cook, Esq.
Vice President, General Counsel and Secretary, Pulte Homes, Inc.
100 Bloomfield Hills Parkway, Suite 300
Bloomfield Hills, Michigan 48304
(248) 647-2750
(Name and address, including zip code, and telephone number, including area code, of agent for service for Registrant and Additional Registrants)

Copy to:
Larry A. Barden, Esq.
Robert J. Donatucci, Esq.
Sidley Austin LLP
One South Dearborn
Chicago, Illinois 60603
(312) 853-7785

       Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.
       If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐
       If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:    ☑
       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☐
       If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☐
       If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☑
       If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐
CALCULATION OF REGISTRATION FEE

Title of Each Class		Proposed Maximum	Proposed Maximum
of Securities to be	Amount to the	Offering Price Per	Aggregate	Amount of
Registered	Registered(1)	Unit(1)	Offering Price(1)	Registration Fee(1)

Debt Securities
Guarantees of the Debt Securities
Common Shares, $.01 par value
Preferred Shares, $.01 par value
Depositary Shares
Warrants
Stock Purchase Contracts
Stock Purchase Units

(1)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement. The registrant is deferring payment of the registration fee pursuant to Rule 456(b) and is omitting this information in reliance on Rule 456(b) and Rule 457(r). Registration fees will be paid subsequently on a pay-as-you-go basis.

*	Information regarding additional registrants (“Additional Registrants”) is contained in the Table of Additional Registrants on the following page.

TABLE OF ADDITIONAL REGISTRANTS

I.R.S.
Employer
Exact Names of Subsidiary Guarantor	State of	Identification
Registrants as Specified in their Charters	Organization	Number

American Title of the Palm Beaches Corporation	Michigan	38-3420070
Anthem Arizona L.L.C.	Arizona	86-0843863
Asset Five Corp.	Arizona	86-0742415
Asset Seven Corp.	Arizona	86-0956768
Carr’s Grant, L.L.C.	Maryland	52-2126236
Del E. Webb Foothills Corporation	Arizona	87-0432667
Del Webb California Corp.	Arizona	86-6050554
Del Webb Communities, Inc.	Arizona	86-0530275
Del Webb Communities of Illinois, Inc.	Arizona	86-0843863
Del Webb Corporation	Delaware	86-0077724
Del Webb Golf Corp.	Arizona	86-0953312
Del Webb Home Construction, Inc.	Arizona	86-0627221
Del Webb Limited Holding Co.	Arizona	86-0811322
Del Webb Southwest Co.	Arizona	86-0811323
Del Webb Texas Limited Partnership	Arizona	86-0811318
Del Webb’s Coventry Homes Construction Co.	Arizona	86-0523039
Del Webb’s Coventry Homes, Inc.	Arizona	86-0540127
Del Webb’s Coventry Homes of Nevada, Inc.	Arizona	86-0760396
Del Webb’s Spruce Creek Communities, Inc.	Arizona	86-0843862
Del Webb’s Sunflower of Tucson, Inc.	Arizona	86-0859122
Devtex Land, L.P.	Texas	76-0567426
DiVosta Building Corporation	Florida	65-0355867
DiVosta Homes Sales, Inc.	Florida	65-0688300
DiVosta Homes, L.P.	Delaware	38-3691940
Florida Building Products, LLC	Florida	59-2519121
Harrison Hills, LLC	Maryland	52-2176116
Island Walk Development Company	Florida	65-0663645
PB Venture L.L.C.	Michigan	38-3421298
PBW Corporation	Michigan	38-3218818
PC/ BRE Development L.L.C.	Delaware	86-0910230
PC/ BRE Springfield L.L.C.	Delaware	86-0910227
PC/ BRE Venture L.L.C.	Delaware	86-0910231
PC/ BRE Whitney Oaks L.L.C.	Delaware	86-0911332
PC/ BRE Winfield L.L.C.	Delaware	86-0910232
PH1 Corporation	Michigan	38-3626161
PH2 Corporation	Michigan	38-3626163
PH3 Corporation	Michigan	81-0590824
PH4 Corporation	Michigan	81-0590827
PHT Building Materials Limited Partnership	Michigan	06-1656640
PN I, Inc.	Nevada	38-3365526
PN II, Inc.	Nevada	38-3365528
Pulte Building Systems Holding Company L.L.C.	Nevada	65-1164572
Pulte Communities NJ, Limited Partnership	Michigan	38-3567884
Pulte Development Corporation	Michigan	38-2774526
Pulte Home Corporation	Michigan	38-1545089
Pulte Home Corporation of the Delaware Valley	Michigan	52-1872230
Pulte Homes of Greater Kansas City, Inc.	Michigan	75-2522882
Pulte Homes of Michigan LLC	Michigan	38-1877637
Pulte Homes of Michigan I Limited Partnership	Michigan	38-3575570
Pulte Homes of Minnesota Corporation	Minnesota	31-1288425
Pulte Homes of New England LLC	Michigan	04-3228754
Pulte Homes of New Mexico, Inc.	Michigan	38-3683485
Pulte Homes of New York, Inc.	Michigan	38-3576363

I.R.S.
Employer
Exact Names of Subsidiary Guarantor	State of	Identification
Registrants as Specified in their Charters	Organization	Number

Pulte Homes of NJ, Limited Partnership	Michigan	38-3566768
Pulte Homes of Ohio LLC	Michigan	38-3027572
Pulte Homes of PA, Limited Partnership	Michigan	38-3566766
Pulte Homes of Texas, L.P.	Texas	75-2720127
Pulte Homes Tennessee Limited Partnership	Nevada	38-3412151
Pulte Land Company, LLC	Michigan	38-3500432
Pulte Land Development Corporation	Michigan	38-3306253
Pulte Lifestyle Communities, Inc.	Michigan	38-3214013
Pulte Michigan Holdings Corporation	Michigan	38-3575564
Pulte Michigan Services, LLC	Michigan	38-3498515
Pulte Payroll Corporation	Michigan	31-1354336
Pulte Realty Corporation	Arizona	75-3092773
Radnor Homes, Inc.	Michigan	38-3412149
RiverWalk of the Palm Beaches Development Company, Inc.	Florida	65-0496407
RN Acquisition 2 Corp.	Nevada	38-3412154
Terravita Corp.	Arizona	86-0739200
Terravita Home Construction Co.	Arizona	86-0194910
Wil Corporation	Michigan	38-3218819
Wilben, LLLP	Maryland	52-1619362

PROSPECTUS
Pulte Homes, Inc.
Senior Debt Securities
Subordinated Debt Securities
Common Shares
Preferred Shares
Depositary Shares
Warrants
Stock Purchase Contracts
Stock Purchase Units

       The following are types of securities that may be offered and sold under this prospectus:

•	Unsecured senior debt securities
•	Unsecured subordinated debt securities
•	Common shares
•	Preferred shares
•	Depositary shares
•	Warrants
•	Stock purchase contracts
•	Stock purchase units
       If indicated in the relevant prospectus supplement, the securities may be fully and unconditionally guaranteed on a senior basis by a number of our direct or indirect wholly-owned homebuilding subsidiaries named in this prospectus.
       Our Common Stock is quoted on the New York Stock Exchange under the trading symbol “PHM” . On May 5, 2006, the closing sale price on the New York Stock Exchange for our Common Stock was $37.05.
       We will describe in a prospectus supplement, which must accompany this prospectus, the securities we are offering and selling, as well as the specific terms of the securities. Those terms may include:

• Maturity • Interest rate • Sinking fund terms • Currency of payments • Dividends	• Redemption terms • Listing on a securities exchange • Amount payable at maturity • Conversion or exchange rights	• Liquidation Amount • Subsidiary guarantees • Subordination
       Investing in these securities involves certain risks. See “Special Notes Concerning Forward-Looking Statements on page 2 and “Item 1A — Risk Factors” beginning on page 9 of our annual report on Form 10-K for the year ended December 31, 2005 which is incorporated by reference herein.
       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
       We may offer the securities in amounts, at prices and on terms determined at the time of offering. We may sell the securities directly to you, through agents we select, or through underwriters and dealers we select. If we use agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement.
The date of this prospectus is May 8, 2006

       You should rely only on the information contained or incorporated by reference in this prospectus and in any accompanying prospectus supplement. We have not authorized any other person to provide you with different information. This document may only be used where it is legal to sell these securities. You should only assume that the information in this prospectus or in any prospectus supplement is accurate as of the date on the front of the document. Our business, financial condition, results of operations and prospects may have changed since that date.
       Each reference in this prospectus to “Pulte,” “we,” “our” or “us” means Pulte Homes, Inc. and its consolidated subsidiaries, unless the context requires otherwise.

SPECIAL NOTES CONCERNING FORWARD-LOOKING STATEMENTS
       As a cautionary note, except for the historical information contained therein, certain matters discussed in Item 1A. Risk Factors, Item 7., Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 7A., Quantitative and Qualitative Disclosures About Market Risk of our Annual Report on Form 10-K for the Year ended December 31, 2005 and in Item 2., Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 3., Quantitative and Qualitative Disclosure About Market Risk of our quarterly report on Form 10-Q for the quarter ended March 31, 2006, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, incorporated herein by reference (the “Reform Act”).
       Forward-looking statements give current expectations or forecasts of future events. Words such as “anticipate”, “expect”, “intend”, “plan”, “believe”, “seek”, “estimate”, and other words and terms of similar meaning in connection with discussions of future operating or financial performance signify forward-looking statements. From time to time, we also may provide oral or written forward-looking statements in other materials released to the public. Such statements are made in good faith by us pursuant to the “Safe Harbor” provisions of the Reform Act. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
       Such forward-looking statements involve known risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, those set forth under Item 1A. — Risk Factors of our Annual Report on Form 10-K for the Year ended December 31, 2005, incorporated herein by reference.
ABOUT THIS PROSPECTUS
       This prospectus is part of a registration statement that we filed with the SEC utilizing a “shelf” registration process. Under this shelf process, we may, from time to time, offer any combination of the securities described in this prospectus in one or more offerings in an unlimited amount. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer these securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with the additional information described under the heading “Where You Can Find More Information.”
PULTE HOMES
       We are a publicly held holding company whose subsidiaries engage in the homebuilding and financial services businesses. We have two reportable business segments: homebuilding and financial services.
       Homebuilding, our core business, is engaged in the acquisition and development of land principally for residential purposes within the continental United States and Puerto Rico and the construction of housing on such land targeted to first-time, first and second move-up, and active adult home buyers. As of December 31, 2005, our homebuilding operations offered homes for sale in 662 communities in 54 markets and 27 states at prices ranging from $62,000 to $2.4 million (sales prices of homes offered for sale in 66% of our communities fall within the range of $100,000 to $350,000), with a 2005 average unit selling price of $315,000.
       Our homebuilding operations are geographically diverse and, as a result, better insulate us from demand changes in individual markets. As of March 31, 2006, our homebuilding business operated in 53 markets spanning 27 states, with 19,940 units in backlog valued at approximately $7.1 billion.
       Consistent with our strategy of serving all major customer segments: first-time, first and second move-up and active adult, our communities offer a wide variety of home designs including single family detached, townhouses, condominiums and duplexes at different prices and with varying levels of options and amenities. Expanding the number of customer segments served within each of our markets has enabled us to approximately double our annual closings over the past five years to a record 45,630 homes closed in 2005. Over our 55-year history, we have delivered more than 453,000 homes throughout the United States.
       On July 31, 2001, we merged with Del Webb in a tax-free stock-for-stock transaction. This merger expanded and supported our leadership position. In particular, we believe the merger strengthened our position among active adult (age 55 and older) homebuyers, added important strategic land positions, provided operational savings from economies of scale, bolstered our purchasing leverage, and enhanced our overall competitive position. In accordance with our operational strategy, we continue to evaluate available strategic acquisition opportunities that are consistent with our long-range goals.
       We conduct our financial services business, which includes mortgage and title operations, through Pulte Mortgage LLC and other subsidiaries. Our mortgage bank arranges financing through the origination of mortgage loans primarily for the benefit of our homebuyers, but also services the general public. We also engage in the sale of such loans and the related servicing rights. We are a lender approved by the Federal Housing Authority and Department of Veterans Affairs and are a seller/servicer approved by Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and other investors. In our conventional mortgage lending activities we follow underwriting guidelines established by Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and private investors.
       Our executive offices are located at 100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304, and our telephone number is (248) 647-2750. Our website is located at http://www.pulte.com. The information on our website is not part of this prospectus.
USE OF PROCEEDS
       Except as otherwise provided in the related prospectus supplement, we will use the net proceeds from the sale of the offered securities for general corporate purposes. These purposes may include:

•	repayments or refinancing of debt;

•	working capital;

•	capital expenditures;

•	acquisitions; and

•	repurchase or redemption of securities including our common shares.

RATIO OF EARNINGS TO FIXED CHARGES
       The following table shows our ratios of earnings to fixed charges for the periods indicated. This information should be read in conjunction with the consolidated financial statements and the accompanying notes incorporated by reference in this prospectus.

							Three Months
							Ended
	Year Ended December 31,						March 31,

	2001		2002	2003	2004	2005	2005	2006

Ratio of earnings to fixed charges(a)	4.16	(b)	4.46	5.44	7.69	9.32	6.23	6.76

(a)	The ratios of earnings to fixed charges set forth above are computed on a total enterprise basis, except for our discontinued thrift operations, Mexico homebuilding operations, and Argentina operations, which are excluded. Fixed charges include interest incurred and a portion of rent expense, which represents the estimated interest factor and amortization of debt expense.

(b)	Calculations for 2001 include the impact of Del Webb since July 31, 2001, the date of the closing of our merger with Del Webb.
DESCRIPTION OF DEBT SECURITIES
       We describe in this section the general terms that will apply to any particular series of debt securities that we may offer by this prospectus and an applicable prospectus supplement in the future. When we issue a particular series, we will describe in the prospectus supplement that relates to the series (i) the specific terms of the securities and (ii) the extent to which the general terms described in this section apply to the securities of that series.
       Any debt securities that we offer will be our direct unsecured general obligations. These debt securities may be senior debt securities, subordinated debt securities or other types of debt securities and will be issued under one or more separate indentures between us and one or more banks or trust companies, as trustee. A debt security is considered “senior” or “subordinated” depending on how it ranks in relation to our other debts. Senior debt securities will generally rank equal to other senior debt securities or unsubordinated debt. Holders of our subordinated debt securities will only be entitled to payment after we pay our senior debts, including our senior debt securities.
       We have summarized the material provisions of the indentures in this section, but this is only a summary. The indentures have been filed with the SEC and are incorporated by reference. See “Where You Can Find More Information.” Our discussion of indenture provisions is not complete, therefore, you should read the indentures for a more complete understanding of the provisions we describe. You should also read the indentures for provisions that may be important to you. You should review the applicable indenture for additional information before you buy any debt securities. Capitalized terms used in the following summary have the meanings specified in the indentures unless otherwise defined below.
General
       The debt securities will be our direct unsecured general obligations. If so provided in a prospectus supplement, each of the Guarantors (as defined below) would guarantee our obligations under the debt securities on terms set forth in the prospectus supplement, subject to such guarantee not constituting or resulting in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, in which case the liability of the Guarantor under its guarantee will be reduced to the maximum amount, after giving effect to all other contingent and fixed liabilities of such Guarantor, permissible under applicable fraudulent conveyance or similar law. The Guarantors would consist of some or all of American Title of the Palm Beaches Corporation; Anthem Arizona L.L.C.; Asset Five Corp.; Asset Seven Corp.; Carr’s Grant, L.L.C.; Del E. Webb Foothills Corporation; Del Webb California Corp.; Del Webb Communities, Inc.; Del Webb Communities of Illinois, Inc. (formerly known as Bellasera Corp.); Del Webb Corporation; Del

Webb Golf Corp.; Del Webb Home Construction, Inc.; Del Webb Limited Holding Co.; Del Webb Southwest Co.; Del Webb Texas Limited Partnership; Del Webb’s Coventry Homes Construction Co.; Del Webb’s Coventry Homes, Inc.; Del Webb’s Coventry Homes of Nevada, Inc.; Del Webb’s Spruce Creek Communities, Inc.; Del Webb’s Sunflower of Tucson, Inc.; Devtex Land, L.P.; DiVosta Building Corporation; DiVosta Homes Sales, Inc. (formerly known as DiVosta Homes, Inc.); DiVosta Homes, L.P.; Florida Building Products, LLC; Harrison Hills, LLC; Island Walk Development Company; PB Venture L.L.C.; PBW Corporation; PC/ BRE Development L.L.C.; PC/ BRE Springfield L.L.C.; PC/ BRE Venture L.L.C.; PC/ BRE Whitney Oaks L.L.C.; PC/ BRE Winfield L.L.C.; PH1 Corporation; PH2 Corporation; PH3 Corporation; PH4 Corporation; PHT Building Materials Limited Partnership; PN I, Inc.; PN II, Inc.; Pulte Building Systems Holding Company LLC; Pulte Communities NJ, Limited Partnership; Pulte Development Corporation; Pulte Home Corporation; Pulte Home Corporation of the Delaware Valley; Pulte Homes of Greater Kansas City, Inc.; Pulte Homes of Michigan LLC; Pulte Homes of Michigan I Limited Partnership; Pulte Homes of Minnesota Corporation; Pulte Homes of New England LLC; Pulte Homes of New Mexico, Inc.; Pulte Homes of New York, Inc.; Pulte Homes of NJ, Limited Partnership; Pulte Homes of Ohio LLC; Pulte Homes of PA, Limited Partnership; Pulte Homes of Texas, L.P.; Pulte Homes Tennessee Limited Partnership; Pulte Land Company, LLC; Pulte Land Development Corporation; Pulte Lifestyle Communities, Inc.; Pulte Michigan Holdings Corporation; Pulte Michigan Services, LLC; Pulte Payroll Corporation; Pulte Realty Corporation; Radnor Homes, Inc.; RiverWalk of the Palm Beaches Development Company, Inc.; RN Acquisition 2 Corp.; Terravita Corp.; Terravita Home Construction Co.; Wil Corporation; and Wilben, LLLP.
       Our operations are conducted through our subsidiaries and, therefore, we are primarily dependent on the earnings and cash flows of our subsidiaries to meet our debt service obligations. There currently are no restrictions on the ability of our subsidiaries (including the subsidiaries that are not Guarantors) to provide funds to use to meet our debt service obligations.
       Any right of ours or our creditors to participate in the assets of our subsidiaries upon any liquidation or reorganization of any such subsidiary will be subject to the prior claims of that subsidiary’s creditors, including trade creditors. Accordingly, the debt securities issued will also be effectively subordinated to the creditors of our subsidiaries. The debt securities will, if provided in a prospectus supplement, have the benefit of guarantees from the Guarantors. The Guarantors are separate and distinct legal entities and have no obligation, contingent or otherwise, to pay any amounts due pursuant to the debt securities or to make any funds available for the debt securities, whether by dividends, loans or other payments, other than as expressly provided in the guarantees. The payment of dividends or the making of loans and advances by our subsidiaries to us are subject to contractual, statutory and regulatory restrictions, contingent upon the earnings of those subsidiaries and are subject to various business considerations.
       A prospectus supplement and a supplemental indenture relating to any series of debt securities being offered will include specific terms relating to the offering. These terms will include some or all of the following:

•	if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the debt securities will be issuable;

•	the title, series, type and amount of the debt securities;

•	whether the securities will be issued in registered or bearer form, or both;

•	the total principal amount and priority of the debt securities;

•	the percentage of the principal amount at which the debt securities will be issued and any payments due if the maturity of the debt securities is accelerated;

•	the dates on which the principal of the debt securities will be payable;

•	the interest rate which the debt securities will bear and the interest payment dates for the debt securities;

•	the place or places where the principal of and any interest on the debt securities will be payable;

•	the place where the debt securities may be presented for registration of transfer or exchange;

•	any limit on the aggregate principal amount of the debt securities;

•	any optional redemption periods;

•	any sinking fund or other provisions that would obligate us to repurchase or otherwise redeem the debt securities;

•	the terms of any right to convert the debt securities into our common shares or other securities or property;

•	any provisions granting special rights to holders when a specified event occurs;

•	any provisions relating to the deferral of payment of any interest;

•	any changes to or additional events of default or covenants;

•	any special tax implications of the debt securities, including provisions for original issue discount securities, if offered; and

•	any other terms of the debt securities not inconsistent with the terms and provisions of the indentures.
       Each prospectus supplement will also describe any special provisions for the payment of additional amounts with respect to the debt securities. Debt securities of any series may be issued in one or more series or tranches as described in the applicable prospectus supplement.
       If the purchase price of any of the offered debt securities is denominated in a foreign currency or currencies or if the principal of and any premium and interest on any series of debt securities is payable in a foreign currency or currencies or foreign currency unit or units, the restrictions, elections, general tax considerations, specific terms and other information with respect to the issue of debt securities and such foreign currency or currencies will be set forth in the applicable prospectus supplement.
       The indentures provide that the debt securities may be issued in one or more series, in each case as authorized by our Board of Directors from time to time. The indentures also provide that there may be more than one trustee under the indentures, each with respect to one or more different series of debt securities. In the event that there is more than one trustee under an indenture, the powers and trust obligations of each trustee shall extend only to the one or more series of debt securities for which it is a trustee. If more than one trustee is acting under an indenture, the debt securities (whether of one or more than one series) for which each trustee is acting shall in effect be treated as if issued under separate indentures.
Payment of Principal, Interest and Premium; Transfer of Securities
       Unless we designate otherwise, we will pay principal, interest and any premium on fully registered securities in Bloomfield Hills, Michigan. We will make payments by check mailed to the persons in whose names the debt securities are registered on days specified in the indentures or any prospectus supplement. We will make debt securities payments in other forms at a place we designate and specify in a prospectus supplement. You may transfer or exchange fully registered securities at the corporate trust office of the trustee or at any other office or agency maintained by us for such purposes as provided in any prospectus supplement.
Guarantees
       In order to enable us to obtain more favorable interest rates and terms, payment of principal of, premium, if any, and interest on the debt securities may (if so specified in the prospectus supplement) be guaranteed, jointly and severally, by the Guarantors; provided that the guarantees will not be applicable to or guarantee our obligations with respect to the conversion of the debt securities into common shares if applicable. Each guarantee will be an unsecured obligation of each Guarantor issuing such guarantee, ranking pari passu in right of payment with all existing and future indebtedness of a similar series.
       The indenture governing our senior debt securities provides that, in the event any guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of the Guarantor under such guarantee shall be reduced to the maximum amount, after giving effect to all other contingent and other liabilities of such Guarantor, permissible under the applicable fraudulent conveyance or similar law.
Global Certificates
       The debt securities of a series may be issued in whole or in part in the form of one or more global certificates that will be deposited with a depository identified in a prospectus supplement.
       The specific terms of the depository arrangements with respect to any debt securities of a series will be described in a prospectus supplement.
       Unless otherwise specified in a prospectus supplement, debt securities issued in the form of a global certificate to be deposited with a depository will be represented by a global certificate registered in the name of the depository or its nominee. Upon the issuance of a global certificate in registered form, the depository for the global certificate will credit, on its book-entry registration and transfer system, the respective principal amounts of the debt securities represented by the global certificate to the accounts of institutions that have accounts with the depository or its nominee. The accounts to be credited shall be designated by the underwriters or agents of the debt securities or by us, if the debt securities are offered and sold directly by us. Ownership of beneficial interests in a global certificate will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in a global certificate will be shown on, and the transfer of that ownership interest will be effected only through, records maintained by the depository or its nominee for the global certificate. Ownership of beneficial interests in a global certificate by persons that hold through participants will be shown on, and the transfer of that ownership interest within the participant will be effected only through, records maintained by the participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of the securities in definitive form. These limits and laws may impair the ability to transfer beneficial interests in a global certificate.
       So long as the depository for a global certificate in registered form, or its nominee, is the registered owner of the global certificate, the depository or its nominee, as the case may be, will be considered the sole owner or holder of the debt securities of the series represented by the global certificate for all purposes under the indentures. Generally, owners of beneficial interests in a global certificate will not be entitled to have debt securities of the series represented by the global certificate registered in their names, will not receive or be entitled to receive physical delivery of debt securities in definitive form, and will not be considered the owners or holders of the global certificate under the applicable indenture.
       Payment of principal of, premium, if any, and any interest on debt securities of a series registered in the name of or held by a depository or its nominee will be made to the depository or its nominee, as the case may be, as the registered owner or the holder of a global certificate representing the debt securities. None of Pulte, the trustee, any paying agent, or the applicable debt security registrar for the debt securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a global certificate for the debt securities or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.
       We expect that the depository for debt securities of a series, upon receipt of any payment of principal, premium or interest in respect of a permanent global certificate, will credit immediately participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global certificate as shown on the records of the depository. We also expect that payments by participants to owners of beneficial interests in a global certificate held through the participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and the payments will be the responsibility of the participants. However, we have no control over the practices of the depository and/or the participants and there can be no assurance that these practices will not be changed.
       Unless it is exchanged in whole or in part for debt securities in definitive form, a global certificate may generally be transferred only as a whole unless it is being transferred to certain nominees of the depository.
       Unless otherwise stated in any prospectus supplement, The Depository Trust Company, New York, New York will act as depository. Beneficial interests in global certificates will be shown on, and transfers of global certificates will be effected only through, records maintained by The Depository Trust Company and its participants.
Events of Default
       “Event of default” when used in an indenture will mean any of the following:

•	failure to pay when due interest on any debt security for 30 days;

•	failure to pay the principal or any premium on any debt security when due;

•	failure to deposit any sinking fund payment when due;

•	failure to perform any other covenant in the indenture that continues for 60 days after being given written notice;

•	certain events in bankruptcy, insolvency or reorganization of Pulte; and

•	any other event of default included in any indenture or supplemental indenture.
       An event of default for a particular series of debt securities does not necessarily constitute an event of default for any other series of debt securities issued under an indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal or interest, if it considers such withholding of notice to be in the best interests of the holders.
       If an event of default for any series of debt securities occurs and continues, the trustee or the holders of at least 25% of the total principal amount of the debt securities of the series may declare the entire principal of that series due and payable immediately. If this happens, subject to certain conditions, the holders of a majority of the aggregate principal amount of the debt securities of that series can void the declaration.
       The indentures contain provisions entitling the trustee with respect to any series of debt securities, subject to the duty of the trustee during default to act with the required standard of care, to be indemnified by the holders of the applicable debt securities before proceeding to exercise any right or power under the applicable indenture at the request of the holders of such debt securities. The indentures also provide that the holders of a majority in principal amount of the outstanding debt securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee for such series of debt securities. The indentures contain a covenant that we will file annually with the trustee a certificate as to the absence of any default or specifying any default that exists.
       The indentures limit the right to institute legal proceedings. No holder of any debt security will have the right to bring a claim under an indenture unless:

•	the holder has given written notice of default to the trustee;

•	the holders of not less than 25% of the aggregate principal amount of debt securities of a particular series shall have made a written request to the trustee to bring the claim and furnished the trustee reasonable indemnification as it may require;

•	the trustee has not commenced an action within 60 days of receipt of that notice and indemnification; and

•	no direction inconsistent with the request has been given to the trustee by the holders of not less than a majority of the aggregate principal amount of the debt securities of the series then outstanding.
Regarding the Trustee
       J.P. Morgan Trust Company, National Association is trustee under the indenture governing our senior debt securities, pursuant to which certain of our debt securities are outstanding. J.P. Morgan Trust Company, National Association or other banks or trust companies will act as trustee pursuant to which the debt securities are to be issued. J.P. Morgan Trust Company, National Association, maintains normal banking relationships with us (and is an affiliate of J.P. Morgan Chase Bank National Association, which participates in and acts as agent in our revolving credit facility and provides cash management and other services for us in the normal course of our business).
       The trustee may resign or be removed with respect to one or more series of debt securities and a successor trustee may be appointed to act with respect to such series. In the event that two or more persons are acting as trustee with respect to different series of debt securities under a single indenture, each such trustee shall be a trustee of a trust under the applicable indenture separate and apart from the trust administered by any other such trustee, and any action described herein to be taken by the trustee may then be taken by each such trustee with respect to, and only with respect to, the one or more series of debt securities for which it is trustee.
Defeasance of Debt Securities
       If permitted by the terms of any debt securities, we may terminate certain of our obligations under the indentures governing such debt securities, including our obligations to comply with the restrictive covenants described in this prospectus, on the terms and subject to the conditions contained in such indentures, by depositing in trust with the trustee money or obligations of, or guaranteed by, the United States sufficient to pay the principal of, premium, if any, and interest, if any, on such debt securities to maturity (or earlier redemptions).
       The prospectus supplement sets forth the specific provisions, if any, permitting such defeasance or covenant defeasance, including any modifications to the provisions described above, with respect to the debt securities of or within a particular series.
Consolidation, Merger and Sale of Assets
       Except as may otherwise be provided in a supplemental prospectus, neither we, the Guarantors nor the Restricted Subsidiaries will consolidate or merge into or sell, assign, transfer or lease all or substantially all of its assets to another person unless:

•	the person is a corporation organized under the laws of the United States of America or any state thereof;

•	the person assumes by supplemental indenture all the obligations of Pulte or such Guarantor or Restricted Subsidiary, as the case may be, relating to the debt securities, the guarantees and the indenture, as the case may be; and

•	immediately after the transaction no event of default exists except that this prohibition will not restrict or be applicable to a merger, consolidation or liquidation of a Restricted Subsidiary or Guarantor with or into us or another subsidiary that is wholly-owned, directly or indirectly, by us that is, or concurrently with the completion of such merger, consolidation or liquidation becomes, a Guarantor or a Restricted Subsidiary that is wholly-owned, directly or indirectly, by us.

       Upon any such consolidation, merger, sale, assignment or transfer, the successor corporation will be substituted for us or such Guarantor or Restricted Subsidiary (including any merger or consolidation described in the proviso at the end of the immediately preceding sentence), as applicable, under the indenture governing our senior debt securities. The successor corporation may then exercise every power and right of ours or such Guarantor or Restricted Subsidiary under the indenture, and we or such Guarantor or Restricted Subsidiary, as applicable, will be released from all of our respective liabilities and obligations in respect of the debt securities and the indenture. If we or any Guarantor or Restricted Subsidiary leases all or substantially all of its assets, the lessee corporation will be the successor to us or such Guarantor or Restricted Subsidiary and may exercise every power and right of ours or such Guarantor or Restricted Subsidiary, as the case may be, under that indenture, but we or such Guarantor or Restricted Subsidiary, as the case may be, will not be released from our respective obligations to pay the principal of and premium, if any, and interest, if any, on the debt securities.
Modification and Waiver
       We and the trustee, with the consent of the holders of at least a majority of the principal amount of the debt securities, may execute supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the indentures or modifying the rights of the holders of the debt securities, except that no such supplemental indenture may, without the consent of the holder of each outstanding debt security affected by the supplemental indenture, among other things:

•	extend the final maturity of the debt securities, or reduce the rate or extend the time of payment of interest on the debt securities, or reduce the principal amount of the debt securities, or impair the right to institute suit for payment of the debt securities;

•	reduce the percentage of debt securities, the consent of the holders of which is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the indentures or certain defaults under the indentures and their consequences provided in the indentures; or

•	modify any of the provisions regarding the modification of the indentures, waivers of past defaults and waivers of certain covenants, except to increase any percentage or to provide that certain other provisions of the indentures cannot be modified or waived without the consent of the holder of each outstanding security affected thereby.
       Our Board of Directors does not have the power to waive any of the covenants of the indentures including those relating to consolidation, merger or sale of assets.
       We and the trustee may modify or amend provisions of the indentures without the consent of any holder for any of the following purposes:

•	to evidence the succession of another person to us or any Guarantor under the indentures and the debt securities;

•	to add to our covenants or the covenants of any Guarantor for the benefit of the holders of the debt securities or to surrender any right or power conferred upon us or such Guarantor by the indentures;

•	to add events of default for the benefit of the holders of the debt securities;

•	to change or eliminate any provisions of the indentures, provided that any such change or elimination shall become effective only when there are no outstanding debt securities;

•	to secure any debt securities under the indenture governing our senior debt securities;

•	to establish the form or terms of the debt securities of any series;

•	to add Guarantors;

•	to provide for the acceptance of appointment by a successor trustee or facilitate the administration of the trusts under the indentures by more than one trustee;

•	to close the indentures to authentication and delivery of additional series of debt securities, and to cure any ambiguity, defect or inconsistency in the indenture, provided such action does not adversely affect the interests of holders of the debt securities; or

•	to supplement any of the provisions of the indentures to the extent necessary to permit or facilitate defeasance and discharge of the debt securities, provided that such action shall not adversely affect the interests of the holders of the debt securities in any material respect.
       The holders of at least a majority in principal amount of the outstanding debt securities may, on behalf of the holders of all debt securities, waive any past default under the indentures. However, they may not waive a default (1) in the payment of the principal of (or premium, if any) or any interest on any debt Security or (2) in respect of a covenant or provision which under the indentures cannot be modified or amended without the consent of the holder of each outstanding debt security affected.
Certain Covenants
       In this section we describe the principal covenants that will apply to the debt securities unless otherwise indicated in the applicable prospectus supplement. We make use of several defined terms; the associated definitions are located at the end of this section.
       Restrictions on Secured Debt. The indenture governing our senior debt securities provides that we will not, and will not cause or permit a Restricted Subsidiary to, create, incur, assume or guarantee any Secured Debt unless the applicable debt securities will be secured equally and ratably with (or prior to) such Secured Debt, with certain exceptions. This restriction does not prohibit the creation, incurrence, assumption or guarantee of Secured Debt which is secured by:

(1) Security Interests on model homes, homes held for sale, homes that are under contract for sale, contracts for the sale of homes, land (improved or unimproved), manufacturing plants, warehouses or office buildings and fixtures and equipment located thereat, or thereon;

(2) Security Interests on property at the time of its acquisition by us or a Restricted Subsidiary, which Security Interests secure obligations assumed by us or a Restricted Subsidiary, or on the property of a corporation or other entity at the time it is merged into or consolidated with us or a Restricted Subsidiary (other than Secured Debt created in contemplation of the acquisition of such property or the consummation of such a merger or where the Security Interest attaches to or affects our property or the property of a Restricted Subsidiary prior to such transaction);

(3) Security Interests arising from conditional sales agreements or title retention agreements with respect to property acquired by us or a Restricted Subsidiary; and

(4) Security Interests securing indebtedness of a Restricted Subsidiary owing to us or to another Restricted Subsidiary that is wholly-owned (directly or indirectly) by us or Security Interests securing our Indebtedness owing to a Guarantor.
       Permitted Secured Debt also includes any amendment, restatement, supplement, renewal, replacement, extension or refunding in whole or in part, of Secured Debt permitted at the time of the original incurrence thereof.
       We and our Restricted Subsidiaries may also create, incur, assume or guarantee Secured Debt, without equally and ratably securing the debt securities, if immediately thereafter the sum of (1) the aggregate principal amount of all Secured Debt outstanding (excluding Secured Debt permitted under clauses (1) through (4) above and any Secured Debt in relation to which the new notes have been equally and ratably secured) and (2) all Attributable Debt (as defined below) in respect of Sale and Leaseback Transactions (as defined below) (excluding Attributable Debt in respect of Sale and Leaseback Transactions as to which the net proceeds of the property sold or transferred are applied to retire indebtedness or to the purchase of property as described under “Restrictions on Sale and Leaseback Transactions”) as of the date of determination would not exceed 20% of Consolidated Net Tangible Assets (as defined below).
       The provisions described above with respect to limitations on Secured Debt are not applicable to Non-Recourse Land Financing (as defined below) by virtue of the definition of Secured Debt, and will not restrict or limit our or our Restricted Subsidiaries’ ability to create, incur, assume or guarantee any unsecured indebtedness, or of any subsidiary which is not a Restricted Subsidiary to create, incur, assume or guarantee any secured or unsecured indebtedness.
       Restrictions on Sale and Lease-back Transactions. The indenture governing our senior debt securities also provides that we will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction, unless:

(1) notice of the Sale and Leaseback Transaction is promptly given to the trustee;

(2) fair value is received by us or the relevant Restricted Subsidiary for the property sold

(as determined in good faith pursuant to a resolution of the Board of Directors of Pulte delivered to the trustee); and

(3) we or a Restricted Subsidiary, within 365 days after the completion of the Sale and Leaseback Transaction, apply an amount equal to the net proceeds therefrom either:

•	to the redemption, repayment or retirement of debt securities of any series under the indenture (including the cancellation by the trustee of any debt securities of any series delivered by Pulte to the trustee), senior indebtedness of Pulte or Guarantor senior indebtedness, or

•	to the purchase by us or any Restricted Subsidiary of property substantially similar to the property sold or transferred.
       In addition, we and our Restricted Subsidiaries may enter into a Sale and Leaseback Transaction if immediately thereafter the sum of (1) the aggregate principal amount of all Secured Debt outstanding (excluding Secured Debt permitted under clauses (1) through (4) described in “Restrictions on Secured Debt,” above or Secured Debt in relation to which the debt securities have been equally and ratably secured) and (2) all Attributable Debt in respect of Sale and Leaseback Transactions (excluding Attributable Debt in respect of Sale and Leaseback Transactions as to which the net proceeds of the property sold or transferred are applied to retire indebtedness or to the purchase of property as described in clause (2) above) as of the date of determination would not exceed 20% of Consolidated Net Tangible Assets.
       Other than the above-described covenants, there are no covenants or provisions contained in the indentures which may afford holders of debt securities protection in the event of a highly leveraged transaction involving Pulte.
Conversion
       If provided in any prospectus supplement, the debt securities will be convertible, at their principal amount or any portion thereof which is an integral multiple of $1,000 at any time prior to their maturity, into our common shares at the conversion price set forth in the applicable prospectus supplement, subject to adjustment in the event of the:

•	subdivision, combination or reclassification of the outstanding common shares;

•	payment in common shares of a dividend or distribution on any class of our capital stock;

•	issuance of rights or warrants to all holders of common shares entitling them to acquire common shares at a price per share less than the current market price; or

•	distribution to holders of common shares of capital stock other than common shares, evidences of indebtedness or assets (including securities, but excluding distributions exclusively in cash, and excluding dividends or distributions paid exclusively in common shares, rights and warrants referred to above).

       We will not be required to issue fractional common shares but will pay a cash adjustment in lieu of such issuance. Except as otherwise provided in the prospectus supplement, interest accrued shall not be paid on debt securities converted. If any debt security not called for redemption is converted between a record date for the payment of interest and the next succeeding interest payment date, such debt security must be accompanied by funds equal to the interest payable on such interest payment date on the principal amount so converted.
       There will be no upward adjustment in the conversion price except in the event of a reverse stock split. We are not required to make any adjustment in the conversion price of less than $0.01, but one will be carried forward and taken into account in the computation of any subsequent adjustment. The conversion price will not be subject to adjustment under any circumstances not referred to in this paragraph, such as tender offers, open market purchases or other acquisitions of common shares by us and/or our subsidiaries, unless otherwise provided with respect to any particular series of debt securities in the applicable prospectus supplement.
       In case of any reclassification (excluding those referred to above), merger, consolidation or sale of substantially all of our assets as an entirety, the holder of each outstanding convertible debt security shall have the right to convert such debt security only into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of common shares into which such debt security might have been converted immediately prior to the effective date of the transaction.
Certain Definitions
       “Attributable Debt” means, in respect of a Sale and Leaseback Transaction, the present value (discounted at the weighted average effective interest cost per annum of the outstanding debt securities of all series, compounded semiannually) of the obligation of the lessee for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or, if earlier, until the earliest date on which the lessee may terminate such lease upon payment of a penalty (in which case the obligation of the lessee for rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges.
       “Consolidated Net Tangible Assets” means the total amount of assets which would be included on a combined balance sheet of the Restricted Subsidiaries (not including Pulte) together with the total amount of assets that would be included on Pulte’s balance sheet, not including its subsidiaries, under generally accepted accounting principles (less applicable reserves and other properly deductible items) after deducting therefrom:

(1) all short-term liabilities, except for liabilities payable by their terms more than one year from the date of determination (or renewable or extendible at the option of the obligor for a period ending more than one year after such date) and liabilities in respect of retiree benefits other than pensions for which the Restricted Subsidiaries are required to accrue pursuant to Statement of Financial Accounting Standards No. 106;

(2) investments in subsidiaries that are not Restricted Subsidiaries, including Pulte Mortgage Corporation; and

(3) all goodwill, trade names, trademarks, patents, unamortized debt discount, unamortized expense incurred in the issuance of debt and other intangible assets.
       “Non-Recourse Land Financing” means any indebtedness of ours or any Restricted Subsidiary for which the holder of such indebtedness has no recourse, directly or indirectly, to us or such Restricted

Subsidiary for the principal of, premium, if any, and interest on such indebtedness, and for which we or such Restricted Subsidiary are not, directly or indirectly, obligated or otherwise liable for the principal of, premium, if any, and interest on such indebtedness, except pursuant to mortgages, deeds of trust or other Security Interests or other recourse obligations or liabilities in respect of specific land or other real property interests of ours or such Restricted Subsidiary; provided that recourse obligations or liabilities of ours or such Restricted Subsidiary solely for indemnities, covenants or breach of warranty, representation or covenant in respect of any indebtedness will not prevent indebtedness from being classified as Non-Recourse Land Financing.
       “Restricted Subsidiary” means any Guarantor and any other of our subsidiaries as of the date of the indenture and any successor to such Guarantor or subsidiary other than (i) First Heights Holding Corp., LLC, Pulte Financial Companies, Inc., Pulte Mortgage LLC, Pulte Diversified Companies, Inc. or North American Builders Indemnity Corporation; (ii) Del Webb Mortgage LLC and (iii) any successor to any of the subsidiaries described in clauses (i) and (ii).
       “Sale and Leaseback Transaction” means a sale or transfer made by us or a Restricted Subsidiary (except a sale or transfer made to Pulte or another Restricted Subsidiary) of any (a) manufacturing facility, office building or warehouse whose book value equals or exceeds 1% of Consolidated Net Tangible Assets as of the date of determination or (b) other property (not including model homes) whose book value constitutes 5% or more of Consolidated Net Tangible Assets as of the date of determination, if such sale or transfer is made with the agreement, commitment or intention of leasing such property to us or a Restricted Subsidiary.
       “Secured Debt” means any Indebtedness which is secured by (i) a Security Interest in any of our property or the property of any Restricted Subsidiary or (ii) a Security Interest in shares of stock owned directly or indirectly by us or a Restricted Subsidiary in a corporation or in equity interests owned by us or a Restricted Subsidiary in a partnership or other entity not organized as a corporation or in our rights or the rights of a Restricted Subsidiary in respect of indebtedness of a corporation, partnership or other entity in which we or a Restricted Subsidiary has an equity interest. “Secured Debt” does not include Non-Recourse Land Financing that consists exclusively of “land under development,” “land held for future development” or “improved lots and parcels,” as such categories of assets are determined in accordance with generally accepted accounting principles. The securing in the foregoing manner of any such indebtedness which immediately prior thereto was not Secured Debt shall be deemed to be the creation of Secured Debt at the time security is given.
       “Security Interest” means any mortgage, pledge, lien, encumbrance or other security interest which secures the payment or performance of an obligation.
DESCRIPTION OF CAPITAL STOCK
       The following general summary of our capital stock and certain provisions of the Michigan Business Corporation Act (“MBCA”) is qualified in its entirety by reference to our articles of incorporation, as amended (the “Articles of Incorporation”), and the MBCA.
Common Shares
       We are authorized by our Articles of Incorporation to issue 400,000,000 common shares. On April 30, 2006, 256,599,768 common shares were issued and outstanding.
       The holders of our common shares are entitled to one vote for each share on all matters voted on by shareholders, including election of directors. The holders of our common shares do not have any cumulative value, conversion, redemption, sinking fund or preemptive rights. In the event of our dissolution, liquidation or winding up, holders of our common shares will be entitled to share ratably in any assets remaining after the satisfaction in full of the prior rights of creditors, including holders of our indebtedness, and the aggregate liquidation preference of any preferred shares then outstanding.

       Our common shares are listed on the New York Stock Exchange. We intend to apply to the New York Stock Exchange to list the additional common shares offered hereby and issuable upon conversion of convertible securities, if any. Equiserve, L.P. is the transfer agent and registrar for our common shares.
Preferred Shares
       We are also authorized by our Articles of Incorporation to issue 50,000,000 preferred shares, par value $.01 per share, none of which have been issued. Our Board of Directors has authority to divide the 50,000,000 preferred shares into series and to fix the rights and preferences of any series so established. Variations between different series may be created by the Board of Directors with respect to such matters as voting rights, rate of dividend, priority of payment, rights of accumulation, redemption or signing fund terms, preferences upon liquidation or dissolution, conversion rights and any other preferences or rights.
       If we offer preferred shares pursuant to this prospectus in the future, the applicable prospectus supplement will describe the terms of such preferred shares, including the following, where applicable:

•	the designation of the shares and the number of shares that constitute the series;

•	the dividend rate (or the method of calculating dividends), if any, on the shares of the series and the priority as to payment of dividends with respect to other classes or series of our shares of capital stock;

•	whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends on the preferred shares will accumulate;

•	the dividend periods (or the method of calculating the dividend periods);

•	the voting rights of the preferred shares, if any;

•	the liquidation preference and the priority as to payment of the liquidation preference with respect to other classes or series of our capital stock and any other rights of the shares of the class or series upon our liquidation or winding-up;

•	whether or not the shares of the series will be convertible and, if so, the security into which they are convertible and the terms and conditions of conversion, including the conversion price or the manner of determining it;

•	whether or not and on what terms the shares of the series will be subject to redemption or repurchase at our option;

•	whether the preferred shares of the series will be listed on a national securities exchange or quoted on an automated quotation system;

•	federal income tax considerations; and

•	the other material terms, rights and privileges and any qualifications, limitations or restrictions of the rights or privileges of the series.
       The description in the prospectus supplement will not necessarily be complete, and reference will be made to the provisions of our Articles of Incorporation relating to a series of preferred shares which will be filed with the SEC.
Depositary Shares
       We may elect to offer fractional preferred shares rather than full preferred shares. If so, we will issue “depositary receipts” for these “depositary shares.” Each depositary share will represent a fraction of a share of a particular series of preferred shares. If we offer depositary shares pursuant to these provisions in the future, the applicable prospectus supplement will describe the terms of the depository shares and the underlying preferred shares to which the depositary shares relate.

       The description in the prospectus supplement will not necessarily be complete, and reference will be made to the deposit agreement relating to the depositary shares which will be filed with the SEC.
Voting Rights
       Our Articles of Incorporation provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. The present Board of Directors consists of 12 persons who were elected to the Board of Directors for terms of three years each by our shareholders. Our Articles of Incorporation also provide that to the extent holders of preferred shares are given the right, voting separately or by class or series, to elect directors, such directors shall not be divided into the foregoing classes.
       Our Articles of Incorporation require, in addition to any vote required by law, the affirmative vote of the holders of at least 69.3% of the shares voting at a meeting of shareholders in connection with (a) any merger or consolidation of Pulte or any subsidiary with any “Interested Shareholder,” as defined therein, or any corporation which is, or after the merger or consolidation would be, an “Affiliate,” as defined therein, of an Interested Shareholder that was an Interested Shareholder prior to the transaction; (b) certain transfers to any Interested Shareholder or Affiliate of an Interested Shareholder, other than Pulte or any of our subsidiaries, of any of our assets or any subsidiary which have an aggregate book value of 10% or more of consolidated net worth; (c)certain transfers by us or any subsidiary of “Equity Securities,” as defined therein, of Pulte or any subsidiary which have an aggregate market value of 5% or more of the total market value of our outstanding shares to any Interested Shareholder or Affiliate of an Interested Shareholder, other than us or our subsidiaries (subject to certain exceptions); (d) the adoption of any plan or proposal for our liquidation or dissolution proposed by or on behalf of an Interested Shareholder or any Affiliate of an Interested Shareholder, (e) any reclassification of securities or recapitalization of Pulte, or any merger, consolidation or share exchange by us with any of our subsidiaries which has the effect of increasing the proportionate amount of the outstanding shares of any class of our Equity Securities or Equity Securities of any subsidiary which is owned by an Interested Shareholder or any Affiliate of an Interested Shareholder (each of the Transactions referred to in clauses (a) through (e), a “Business Combination”); or (f) any agreement, contract or arrangement providing for one or more of the foregoing. An “Interested Shareholder” generally includes any beneficial owner of 10% or more of the voting power of Pulte or any Affiliate of ours that at any time within the two year period prior to the date in question was the beneficial owner of 10% or more of the voting power of Pulte.
       The foregoing supermajority vote is not required if (i) the Board of Directors approves such Business Combination and either the Interested Shareholder has been an Interested Shareholder for at least two years prior to the date of the Board approval or such proposed transaction was approved by the Board prior to the time the Interested Shareholder became an Interested Shareholder or (ii) a majority of the outstanding stock of such other corporation is owned by us or our subsidiaries.
       The foregoing supermajority provisions may only be amended by the affirmative vote of 69.3% of the shares voting on the proposed amendment at a meeting of shareholders, in addition to any vote otherwise required by law.
Certain Provisions of the Michigan Business Corporation Act
       Chapters 7A and 7B of the Michigan Business Corporation Act (“MBCA”) may affect attempts to acquire control of Pulte. Pursuant to our Articles of Incorporation, we have expressly elected not to be subject to the provisions of Chapter 7A of the MBCA; however, the Board of Directors may terminate this election in whole or in part by action of the majority of directors then in office. Chapter 7A applies to “Business Combinations,” defined to include, among other transactions, certain mergers, substantial sales of assets or securities and recapitalizations between covered Michigan business corporations or their subsidiaries and an “Interested Shareholder” (generally a beneficial owner of 10% or more of the voting power of the Company’s outstanding voting stock). In general, Chapter 7A requires, for any Business Combination, an advisory statement from the Board of Directors, the approval of holders of at least 90%

of each class of the shares entitled to vote and the approval of holders of at least two-thirds of such voting shares not held by the Interested Shareholder, its affiliates and associates. These requirements do not apply, however, where the Interested Shareholder satisfies certain “fair price,” form of consideration and other requirements and at least five years have elapsed after the person involved became an Interested Shareholder. Our Board of Directors has the power to elect to be subject to Chapter 7A as to specifically identified or unidentified Interested Shareholders.
       We are, however, subject to the provisions of Chapter 7B of the MBCA. Generally, under Chapter 7B, an entity that acquires “Control Shares” of Pulte may vote the Control Shares on any matter only if a majority of all shares, and of all non “Interested Shares,” of each class of shares entitled to vote as class, approve such voting rights. In general, “Interested Shares” are shares owned by employee-directors of Pulte, all its officers, or the entity making the “Control Share Acquisition.” “Control Shares” are shares that, when added to those already owned by an entity, would give the entity voting power in the election of directors over any of three thresholds: one-fifth, one-third and a majority. If Control Shares acquired in a Control Share Acquisition are accorded full voting rights and the acquirer of such Control Shares has acquired a majority of all voting power of Pulte, Chapter 7B would afford special dissenters’ rights to our shareholders other than the acquiring person, unless otherwise provided in our Articles of Incorporation or Bylaws before the Control Share Acquisition occurs. The effect of the statute is to condition the acquisition of voting control of the corporation on the approval of a majority of pre-existing disinterested shareholders. Our Board of Directors may amend the Bylaws before a Control Share Acquisition occurs to provide that Chapter 7B applies to Pulte. Our Board of Directors currently has no plans to effect any such amendment, nor is it aware of any other plans or proposals to do so by a shareholder.
DESCRIPTION OF WARRANTS
       We may issue warrants to purchase debt securities, common shares, or other securities. We may issue warrants independently or together with other securities. Warrants sold with other securities may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the prospectus supplement.
       The prospectus supplement relating to any warrants we are offering will include specific terms relating to the offering. These terms will include some or all of the following:

•	the title of the warrants;

•	the aggregate number of warrants offered;

•	the designation, number and terms of the debt securities, common shares or other securities purchasable upon exercise of the warrants and procedures by which those numbers may be adjusted;

•	the exercise price of the warrants;

•	the dates or periods during which the warrants are exercisable;

•	the designation and terms of any securities with which the warrants are issued;

•	if the warrants are issued as a unit with another security, the date on and after which the warrants and the other security will be separately transferable;

•	if the exercise price is not payable in U.S. dollars, the foreign currency, currency unit or composite currency in which the exercise price is denominated;

•	any minimum or maximum amount of warrants that may be exercised at any one time;

•	any terms relating to the modification of the warrants; and

•	any terms, procedures and limitations relating to the transferability, exchange or exercise of the warrants.

       The description in the prospectus supplement will not necessarily be complete, and reference will be made to the warrant agreements which will be filed with the SEC.
DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS
       We may issue stock purchase contracts, including contracts obligating holders to purchase from us, and us to sell to the holders, a specified number of common shares at a future date or dates, which we refer to in this Prospectus as “Stock Purchase Contracts.” The price per common share and number of common shares may be fixed at the time the Stock Purchase Contracts are issued or may be determined by reference to a specific formula set forth in the Stock Purchase Contracts. The Stock Purchase Contracts may be issued separately or as a part of units consisting of a Stock Purchase Contract and our debt securities or debt obligations of third parties, including U.S. Treasury securities, securing the holders’ obligations to purchase the common shares under the Stock Purchase Contracts, which we refer to in this Prospectus as “Stock Purchase Units.” The Stock Purchase Contracts may require holders to secure their obligations thereunder in a specified manner. The Stock Purchase Contracts also may require us to make periodic payments to the holders of the Stock Purchase Units or vice-versa and such payments may be unsecured or prefunded on some basis.
       The applicable prospectus supplement will describe the terms of any Stock Purchase Contracts or Stock Purchase Units. The description in the prospectus supplement will not necessarily be complete, and reference will be made to the Stock Purchase Contracts, and, if applicable, collateral or depositary arrangements, relating to the Stock Purchase Contracts or Stock Purchase Units. Material United States federal income tax considerations applicable to the Stock Purchase Units and the Stock Purchase Contracts will also be discussed in the applicable prospectus supplement.
PLAN OF DISTRIBUTION
       We may sell the offered securities in and outside the United States from time to time (a) through underwriters or dealers, (b) directly to purchasers, including our affiliates, (c) through agents, or (d) through a combination of any of these methods. The prospectus supplement will include the following information:

•	the terms of the offering;

•	the names of any underwriters or agents;

•	the name or names of any managing underwriter or underwriters;

•	the purchase price of the securities from us;

•	the net proceeds to us from the sale of the securities;

•	any delayed delivery arrangements;

•	any underwriting discounts, commissions and other items constituting underwriters’ compensation;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any commissions paid to agents.
General
       Underwriters, dealers, agents and remarketing firms that participate in the distribution of the offered securities may be “underwriters” as defined in the Securities Act of 1933. Any discounts or commissions they receive from us and any profits they receive on the resale of the offered securities may be treated as underwriting discounts and commissions under the Securities Act of 1933. We will identify any underwriters, agents or dealers and describe their commissions, fees or discounts in the applicable prospectus supplement.
Sale Through Underwriters or Dealers
       If we use underwriters in a sale, they will acquire the offered securities for their own account. The underwriters may resell the securities in one or more transactions, including negotiated transactions. These sales will be made at a fixed public offering price or at varying prices determined at the time of the sale.
       We may offer the securities to the public through an underwriting syndicate or through a single underwriter.
       Unless the applicable prospectus supplement states otherwise, the obligations of the underwriters to purchase the offered securities will be subject to certain conditions contained in an underwriting agreement that we will enter into with the underwriters. The underwriters will be obligated to purchase all of the securities of the series offered if any of the securities are purchased, unless the applicable prospectus supplement says otherwise. Any initial public offering price and any discounts or concessions allowed, re-allowed or paid to dealers may be changed from time to time.
       If we use dealers in a sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. We will include in the prospectus supplement the names of the dealers and the terms of the transaction.
Direct Sales and Sales Through Agents
       We may choose to sell the offered securities directly. In this case, no underwriters or agents would be involved. We may also sell the securities through agents we designate from time to time. In the prospectus supplement, we will name any agent involved in the offer or sale of the offered securities, and we will describe any commissions payable by us to the agent. Unless we inform you otherwise in the prospectus supplement, any agent will agree to use its best efforts to solicit purchases for the period of its appointment.
       We may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act of 1933 with respect to any sale of those securities. We will describe the terms of any such sales in the prospectus supplement.
Delayed Delivery Contracts
       If we so indicate in the prospectus supplement, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The prospectus supplement will describe the commission payable for solicitation of those contracts.
Indemnification
       We may have agreements with agents, underwriters, dealers and remarketing firms to indemnify them against certain civil liabilities, including liabilities under the Securities Act of 1933. Agents, underwriters, dealers and remarketing firms, and their affiliates, may engage in transactions with, or perform services for, us in the ordinary course of business. This includes commercial banking and investment banking transactions.
Market Making, Stabilization and Other Transactions
       Unless the applicable prospectus supplement states otherwise, each series of offered securities will be a new issue and will have no established trading market. We may elect to list any series of offered securities on an exchange. Any underwriters that we use in the sale of offered securities may make a market in such securities, but may discontinue such market making at any time without notice. Therefore, we cannot assure you that the securities will have a liquid trading market.
       Any underwriter may engage in stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Rule 104 under the Securities Exchange Act of 1934. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.
       Syndicate covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the securities originally sold by the syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. These stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the securities to be higher than it would be in the absence of the transactions. The underwriters may, if they commence these transactions, discontinue them at any time.
EXPERTS
       The consolidated financial statements of Pulte Homes, Inc. appearing in Pulte Homes, Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2005, and Pulte Homes, Inc. management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2005 included therein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein and incorporated herein by reference. Such consolidated financial statements and management’s assessment are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
LEGAL MATTERS
       The validity of the debt securities, the guarantees, common shares, warrants, preferred shares, depositary shares, stock purchase contracts and stock purchase units will be passed upon for Pulte and, if applicable, the Guarantors, by Sidley Austin LLP, Chicago, Illinois.
WHERE YOU CAN FIND MORE INFORMATION
       We file annual, quarterly and special reports and other information with the SEC. The registration statement and these other SEC filings are available to you at the SEC’s website at http://www.sec.gov. You may read and copy any filed document at the SEC’s public reference rooms in Washington, D.C. at 100 F Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You also may inspect our SEC filings at the New York Stock Exchange, the exchange on which our common shares are listed, at 20 Broad Street, 7th Floor, New York, NY 10005.
       This prospectus is part of a registration statement we have filed with the SEC relating to the securities we may offer. As permitted by SEC rules, this prospectus does not contain all of the information we have included in the registration statement and the accompanying exhibits and schedules we file with the SEC. You may refer to the registration statement, the exhibits and schedules for more information about us and our securities. The registration statement, exhibits and schedules are available at the SEC’s public reference room or through its web site.
       The SEC allows us to “incorporate by reference” information in documents that we file with them, which means that we can disclose important information to you by referring you to those documents that are considered to be part of this prospectus. We incorporate by reference the following documents into this prospectus:

•	our Annual Report on Form 10-K for the year ended December 31, 2005

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006;

•	our Current Reports on Form 8-K dated February 3, 2006, February 17, 2006 and April 27, 2006; and

•	the description of our common shares contained in Item 1 of our Registration Statement on Form 8-A filed with the SEC on May 17, 1983, Item 4 of our Registration Statement on Form 8-B filed with the SEC on May 16, 1985 and Item 4 of our Registration Statement on Form 8-B filed with the SEC on December 18, 1987, each pursuant to Section 12 of the Exchange Act.
       We also incorporate by reference into this prospectus additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until we sell all of the securities we are offering. Any statements contained in a previously filed document incorporated by reference into this prospectus is deemed to be modified in or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus, or in a subsequently filed document also incorporated by reference herein, modifies or supersedes that statement. You may request copies of these filings at no cost, by writing or telephoning us at the following address:
Investor Relations
Pulte Homes, Inc.
100 Bloomfield Hills Parkway, Suite 300
Bloomfield Hills, Michigan 48304
(248) 647-2750
Telecopy: (248) 433-4543
       You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone else to provide you with different information or to make any representations other than as contained in this prospectus or in any prospectus supplement. We are not making any offer of these securities in any state where the offer is not permitted.
       We maintain a website at http://www.pulte.com. Our website and the information at that site, or connected to that site, is not incorporated into this prospectus, any prospectus supplement or the registration statement of which this prospectus is a part.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution
     The following table sets forth the estimated expenses in connection with the offering described in this registration statement:

SEC registration fee	$	*
Printing fees and expenses		150,000
Legal fees and expenses		200,000
Rating agencies’ fees and expenses		1,125,000
Accountants’ fees and expenses		250,000
Miscellaneous expenses		50,000

Total		$1,775,000

*	Omitted because the registration fee is being deferred pursuant to Rule 456(b).
Item 15. Indemnification of Directors and Officers
     Under Sections 561- 571 of the Michigan Business Corporation Act, directors and officers of a Michigan corporation may be entitled to indemnification by the corporation against judgments, expenses, fines and amounts paid by the director or officer in settlement of claims brought against them by third persons or by or in the right of the corporation if those directors and officers acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation or its shareholders.
     Our Articles of Incorporation provide that our directors shall not be personally liable to us or our shareholders for monetary damages for breach of the director’s fiduciary duty. However, our Articles do not eliminate or limit the liability of a director for any of the following: (a) a breach of the director’s duty of loyalty to us or our shareholders; (b) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; (c) a violation of Section 551(1) of the Michigan Business Corporation Act; (d) a transaction from which the director derived an improper personal benefit; or (e) an act or omission occurring before the effective date of the Articles. In addition, our Bylaws generally provide that, to the fullest extent permitted by applicable law, we shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the corporation), including a shareholders’ derivative action, by reason of the fact that he is or was our director, officer, employee or agent or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
     We have obtained a Directors’ and Officers’ liability insurance policy, which provides for coverage for liabilities under the Securities Act, including for prior acts dating to our inception.
Item 16. Exhibits*

Exhibit Number		Description
(2) and (10)	(a)	Plan and Agreement of merger dated as of April 30, 2001, among Del Webb Corporation, Pulte Corporation and Pulte Acquisition Corporation. (Incorporated by reference to Exhibit 2.1 to our Registration Statement on Form S-4, Registration No. 333-62518.)

(3)	(a)	Articles of Incorporation, as amended, of Pulte Homes, Inc. (Incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-4, Registration No. 333-62518.)

	(b)	Certificate of Amendment to the Articles of Incorporation of Pulte Homes, Inc. (Incorporated by reference to Exhibit 3(a) to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.)

	(c)	By-laws, as amended, of Pulte Homes, Inc. (Incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K dated September 15, 2004.)

Exhibit Number		Description
(4)	(a)	Senior Note Indenture dated as of October 24, 1995 among Pulte Homes, Inc. (formerly known as Pulte Corporation), certain of its subsidiaries, as Guarantors, and J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), covering Pulte Corporation’s 7.3% unsecured senior notes due 2005 ($125,000,000 aggregate principal amount outstanding) and 7.625% unsecured senior notes due 2017 ($150,000,000 aggregate principal amount outstanding). (Incorporated by reference to Exhibit (c)1 to our Current Report on Form 8-K dated October 20, 1995.)

	(b)	Indenture Supplement dated as of August 27, 1997 among Pulte Homes, Inc. (formerly known as Pulte Corporation), J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated October 6, 1997.)

	(c)	Indenture Supplement dated as of March 20, 1998 among Pulte Homes, Inc. (formerly known as Pulte Corporation), J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated March 24, 1998.)

	(d)	Indenture Supplement dated January 31, 1999 among Pulte Homes, Inc. (formerly known as Pulte Corporation), J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated March 3, 1999.)

	(e)	Indenture Supplement dated February 21, 2001, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(j) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(f)	Indenture Supplement dated August 6, 2001, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4.8 to our Registration Statement on Form S-4, Registration No. 333-70786.)

	(g)	Indenture Supplement dated June 12, 2002, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(m) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(h)	Indenture Supplement dated February 3, 2003, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(n) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(i)	Indenture Supplement dated May 23, 2003, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(o) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(j)	Indenture Supplement dated January 16, 2004, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(p) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(k)	Indenture Supplement dated July 9, 2004, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company,

Exhibit Number		Description
National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(n) to our Annual Report on Form 10-K for the year ended December 31, 2004.)

	(l)	Indenture Supplement dated February 10, 200 5, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(o) to our Annual Report on Form 10-K for the year ended December 31, 2004.)

	(m) **	Form of Subordinated Indenture.

	(n)	Form of Pulte Homes, Inc. Subsidiary Guarantor Guarantee Agreement. (Incorporated by reference to Exhibit 4(x) to our Registration Statement on Form S-3, Registration No. 333-109029.)

(5)	(a)**	Opinion of Sidley Austin LLP.

(12)	(a)**	Computation of Ratio of Earnings to Fixed Charges.

(23)	(a)	Consent of Sidley Austin LLP (included in Exhibit 5(a) hereto).

(23)	(b)**	Consent of Ernst & Young LLP.

(24)	(a)	Power of Attorney (included in Pulte Homes, Inc. Signature page hereto)

(25)	(a)**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association under the Senior Note Indenture.

*	Pulte will file as an exhibit to a Current Report on Form 8-K (i) any underwriting agreement, including any remarketing agreement, relating to securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, common shares, warrants, preferred shares, depositary shares, stock purchase contracts or stock purchase units and (iii) any required opinion of counsel to Pulte as to certain tax matters relative to the securities offered hereby.

**	Filed herewith

***	To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.
Item 17. Undertakings
     (a) The undersigned registrants hereby undertake:
     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;
     (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     provided, however, that the undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 1 5(d) of the Securities Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
          (i) Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
          (ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 41 5(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
     (5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:
     The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their respective securities provided by or on behalf of the undersigned registrants; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.
     (b) The undersigned registrant, Pulte Homes, Inc., hereby further undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of such registrant’s annual report pursuant to Section 13(a) or 1 5(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan’s annual report pursuant to Section 1 5(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions discussed in Item 1 5 above, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
     (d) The undersigned registrant, Pulte Homes, Inc., hereby undertakes to file an application for the purpose of determining the eligibility of the trustee under the subordinated indenture to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES, INC.
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of Pulte Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ WILLIAM J. PULTE	Chairman of the Board of Directors

William J. Pulte

/s/ RICHARD J. DUGAS, JR.	President, Chief Executive Officer and Director (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A CREGG	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Roger A. Cregg

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ BRIAN P. ANDERSON	Director

Brian P. Anderson

/s/ D. KENT ANDERSON	Director

D. Kent Anderson

Signature	Title

/s/ DEBRA J. KELLY-ENNIS	Director

Debra J. Kelly-Ennis

/s/ DAVID N. MCCAMMON	Director

David N. McCammon

/s/ PATRICK J. O’LEARY	Director

Patrick J. O’Leary

/s/ BERNARD W. REZNICEK	Director

Bernard W. Reznicek

/s/ ALAN E. SCHWARTZ	Director

Alan E. Schwartz

/s/ FRANCIS J. SEHN	Director

Francis J. Sehn

/s/ JOHN J. SHEA	Director

John J. Shea

/s/ WILLIAM B. SMITH	Director

William B. Smith

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

AMERICAN TITLE OF THE PALM BEACHES CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of American Title of the Palm Beaches Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ DAVID A. KOON	President and Director (Principal Executive Officer)

David A. Koon

/s/ CHRISTOPHER P. SCHMIDT	Vice President and Director (Principal Accounting Officer)

Christopher P. Schmidt

/s/ STEVEN M. COOK	Vice President and Secretary

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President and Treasurer (Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

ANTHEM ARIZONA, L.L.C.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Anthem Arizona, L.L.C. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A CREGG	Executive Vice President (Principal Financial Officer)

Roger A. CREGG

/s/ STEVEN M. COOK	Senior Vice President, General Counsel, Secretary and Manager

Steven M. Cook

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. FREES

/s/ BRUCE E. ROBINSON	Vice President and Treasurer

Bruce E. Robinson

Signature	Title

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Manager

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

ASSET FIVE CORP.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Asset Five Corp. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Senior Vice President, General Counsel, Secretary and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. FREES

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M.. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

ASSET SEVEN CORP.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Asset Seven Corp. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. FREES

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

CARR’S GRANT, L.L.C. By: WIL CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Wil Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ VINCENT J. FREES	President, Chief Financial Officer, Controller and Director (Principal Accounting Officer)

Vincent J. FREES

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL E. WEBB FOOTHILLS CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del E. Webb Foothills Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. FREES

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB CALIFORNIA CORP.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb California Corp. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ IGOR NORIEGA	President (Principal Executive Officer)

Igor Noriega

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. FREES

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB COMMUNITIES, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb Communities, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FRESS	Vice President and Controller (Principal Accounting Officer)

Vincent J. FREES

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB COMMUNITIES OF ILLINOIS, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb Communities of Illinois, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. FREES

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of Del Webb Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	Chief Executive Officer, President and Director (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A. CREGG	Senior Vice President and Chief Financial Officer and Director (Principal Financial Officer)

Roger A. Cregg

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB GOLF CORP.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer, and Director Assistant Secretary

     Each of the undersigned officers and directors of Del Webb Golf Corp. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ CURTIS VANHYFTE	President and Director (Principal Executive Officer)

Curtis VanHyfte

/s/ BRUCE E. ROBINSON	Vice President, Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB HOME CONSTRUCTION, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb Home Construction, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A. CREGG	Senior Vice President and Director

Roger A. Cregg

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

Signature	Title

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB LIMITED HOLDING CO.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb Limited Holding Co. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB SOUTHWEST CO.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb Southwest Co. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB TEXAS LIMITED PARTNERSHIP By: DEL WEBB SOUTHWEST CO. Its: General Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb Southwest Co. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

Signature	Title

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB’S COVENTRY HOMES CONSTRUCTION CO.

By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb’s Coventry Homes Construction Co. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB’S COVENTRY HOMES INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb’s Coventry Homes Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB’S COVENTRY HOMES OF NEVADA, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb’s Coventry Homes Of Nevada, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB’S SPRUCE CREEK COMMUNITIES, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb’s Spruce Creek Communities, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ JAY A. THOMPSON	President and Director (Principal Executive Officer)

Jay A. Thompson

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEL WEBB’S SUNFLOWER OF TUCSON, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Del Webb’s Sunflower of Tucson, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary, General Counsel and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DEVTEX LAND, L.P. BY: PN I, INC. ITS: GENERAL PARTNER
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of PN I, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ GREGORY M. NELSON	President (Principal Executive Officer)

Gregory M. Nelson

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President, Controller and Director (Principal Accounting Officer)

Vincent J. Frees

/s/ HARMON D. SMITH	Regional President and Director

Harmon D. Smith

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DIVOSTA BUILDING CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of DiVosta Building Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ CURTIS K. RING	President and Director (Principal Executive Officer)

Curtis K. Ring

/s/ STEVEN M. COOK	Vice President and Secretary

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

/s/ CHRISTOPHER P. SCHMITZ	Vice President and Director

Christopher P. Schmitz

/s/ DAVID A. KOON	Vice President and Director

David A. Koon

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DIVOSTA HOMES SALES, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of DiVosta Homes Sales, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ DAVID A. KOON	President and Director (Principal Executive Officer)

David A. Koon

/s/ CHRISTOPHER P. SCHMITZ	Vice President and Director (Principal Accounting Officer)

Christopher P. Schmitz

/s/ BRUCE E. ROBINSON	Vice President and Treasurer (Principal Financial Officer)

Bruce E. Robinson

/s/ STEVEN M. COOK	Vice President and Secretary

Steven M. Cook

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

DIVOSTA HOMES, L.P. By: DIVOSTA HOMES HOLDINGS, LLC, Gen. Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of DiVosta Homes, L.P. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ DAVID A. KOON	President (Principal Executive Officer)

David A. Koon

/s/ CHRISTOPHER P. SCHMITZ	Vice President (Principal Accounting Officer)

Christopher P. Schmitz

/s/ STEVEN M. COOK	Vice President and Secretary

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President and Treasurer (Principal Financial Officer)

Bruce E. Robinson

/s/ RICHARD J. DUGAS, JR.	Manager

Richard J. Dugas, Jr.

/s/ ROGER A CREGG	Manager

Roger A. Cregg

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

FLORIDA BUILDING PRODUCTS, LLC
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of Florida Building Products, LLC does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ DAVID A. KOON	President and Manager (Principal Executive Officer)

David A. Koon

/s/ CHRISTOPHER P. SCHMITZ	Vice President and Manager (Principal Accounting Officer)

Christopher P. Schmitz

/s/ STEVEN M. COOK	Vice President and Secretary

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President and Treasurer (Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

HARRISON HILLS, LLC By WIL CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Harrison Hills, LLC does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ VINCENT J. FREES	President, Chief Financial Officer, Controller and Director (Principal Accounting Officer)

Vincent J. Frees

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

ISLAND WALK DEVELOPMENT COMPANY
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of Island Walk Development Company does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ DAVID A. KOON	President and Director (Principal Executive Officer)

David A. Koon

/s/ CHRISTOPHER P. SCHMITZ	Vice President and Director (Principal Accounting Officer)

Christopher P. Schmitz

/s/ STEVEN M. COOK	Vice President and Secretary

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President and Treasurer (Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PB VENTURE L.L.C. By: PULTE HOMES, INC.
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of Pulte Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President, Chief Executive Officer and Director (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A CREGG	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Roger A. Cregg

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PBW CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of PBW Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD D. DIBELLA	President and Director (Principal Executive Officer)

Richard D. Dibella

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

/s/ BRUCE E. ROBINSON	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer)

Bruce E. Robinson

/s/ VINCENT J. FREES	Vice President, Chief Financial Officer and Controller (Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PC/BRE DEVELOPMENT L.L.C. By: PC/BRE VENTURE L.L.C. By: PB VENTURE L.L.C. By: PULTE HOMES, INC.
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of Pulte Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President, Chief Executive Officer and Director (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A. CREGG	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Roger A. Cregg

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PC/BRE SPRINGFIELD L.L.C. By: PC/BRE VENTURE L.L.C. By: PB VENTURE L.L.C. By: PULTE HOMES, INC.
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of Pulte Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President, Chief Executive Officer and Director (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A. CREGG	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Roger A. Cregg

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PC/BRE VENTURE L.L.C. By: PB VENTURE L.L.C. By: PULTE HOMES, INC.
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of Pulte Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President, Chief Executive Officer and Director (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A. CREGG	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Roger A. Cregg

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PC/BRE WHITNEY OAKS L.L.C. By: PC/BRE VENTURE L.L.C. By: PB VENTURE L.L.C. By: PULTE HOMES, INC.
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of Pulte Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President, Chief Executive Officer and Director (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A. CREGG	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Roger A. Cregg

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PC/BRE WINFIELD L.L.C. By: PC/BRE VENTURE L.L.C. By: PB VENTURE L.L.C. By: PULTE HOMES, INC.
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of Pulte Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ RICHARD J. DUGAS, JR.	President, Chief Executive Officer and Director (Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ ROGER A. CREGG	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Roger A. Cregg

/s/ VINCENT J. FREES	Vice President and Controller (Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PH1 CORPORATION
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of PH1 Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

Chief Executive Office and President
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

Treasurer
/s/ ROGER A CREGG	(Principal Financial and Accounting Officer)

Roger A. Cregg

Vice President, General Counsel,
/s/ STEVEN M. COOK	Secretary and Director

Steven M. Cook

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PH2 CORPORATION
By:	/s/ STEVEN M. COOK
Steven M. Cook
Vice President, General Counsel and Secretary

     Each of the undersigned officers and directors of PH2 Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

Chief Executive Office and President
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

Treasurer
/s/ ROGER A CREGG	(Principal Financial and Accounting Officer)

Roger A. Cregg

Vice President, General Counsel,
/s/ STEVEN M. COOK	Secretary and Director

Steven M. Cook

/s/ GREGORY M. NELSON	Assistant Secretary and Director

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PH3 CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of PH3 Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ GREGORY M. NELSON	(Principal Executive Officer)

Gregory M. Nelson

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

Vice President and Controller
/s/ VINCENT J. FREES	(Principal Financial and Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PH4 CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of PH4 Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ GREGORY M. NELSON	(Principal Executive Officer)

Gregory M. Nelson

/s/ STEVEN M. COOK	Vice President, General Counsel and Director

Steven M. Cook

Vice President and Controller
/s/ VINCENT J. FREES	(Principal Financial and Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PHT BUILDING MATERIALS LIMITED PARTNERSHIP By: PHT OPERATING COMPANY LLC Its: General Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of PHT Operating Company LLC does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ GREGORY M. NELSON	(Principal Executive Officer)

Gregory M. Nelson

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

Vice President, Controller and Manager
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

/s/ DANIEL WALSH	Manager

Daniel Walsh

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PN I, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of PN I, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ GREGORY M. NELSON	(Principal Executive Officer)

Gregory M. Nelson

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

Vice President, Controller and Director
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

/s/ HOWARD D. SMITH	Director

Harmon D. Smith

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PN II, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of PN II, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ MATTHEW W. KOART	(Principal Executive Officer)

Matthew W. Koart

/s/ GREGORY M. NELSON	Vice President and Director

Gregory M. Nelson

Vice President and Assistant Secretary
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

Vice President and Treasurer
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

/s/ ROGER A. CREGG	Director

Roger A. Cregg

/s/ RICHARD J. DUGAS, JR.	Director

Richard J. Dugas, Jr.

/s/ DANIEL WALSH	Director

Daniel Walsh

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE BUILDING SYSTEMS HOLDING COMPANY L.L.C.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Building Systems Holding Company L.L.C. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ ALAN E. LAING	(Principal Executive Officer)

Alan E. Laing

Vice President
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

/s/ RICHARD J. DUGAS, JR.	Manager

Richard J. Dugas, Jr.

/s/ GREGORY M. NELSON	Vice President and Manager

Gregory M. Nelson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE COMMUNITIES NJ, LIMITED PARTNERSHIP By: PRESERVE I, INC. Its: General Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Preserve I, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President, Chief Financial Officer and Director
/s/ VINCENT J. FREES	(Principal Executive and Accounting Officer)

Vincent J. Frees

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE DEVELOPMENT CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Development Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ JOHN J. CHADWICK	(Principal Executive Officer)

John J. Chadwick

/s/ VINCENT J. FREES	Vice President, Controller Chief Financial Officer and Director (Principal Financial and Accounting Officer)

Vincent J. Frees

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOME CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Home Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President Chief Executive Officer and Director
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

Vice President, General Counsel,
/s/ STEVEN M. COOK	Secretary and Director

Steven M. Cook

Vice President, Controller and Director
/s/ VINCENT J. FREES	(Principal Financial and Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOME CORPORATION OF THE DELAWARE VALLEY
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Home Corporation of the Delaware Valley does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ WILLIAM E. REISER, JR.	(Principal Executive Officer)

William E. Reiser, Jr.

Vice President of Finance
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

/s/ RICHARD D. DIBELLA	Director

Richard D. Dibella

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF GREATER KANSAS CITY, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Homes of Greater Kansas City, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ TODD LIPSCHUTZ	(Principal Executive Officer)

Todd Lipschutz

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

/s/ RICHARD J. DUGAS, JR.	Director

Richard J. Dugas, Jr.

Vice President
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

Vice President, Assistant Secretary and Treasurer
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF MICHIGAN LLC
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and managers of Pulte Homes of Michigan LLC does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Manager
/s/ STEVEN F. ATCHISON	(Principal Executive Officer)

Steven F. Atchison

Vice President, Secretary and Manager
/s/ STEVEN M. COOK	(Principal Accounting Officer)

Steven M. Cook

/s/ WILLIAM J. PULTE	Manager

William J. Pulte

/s/ PETER J. KEANE	Manager

Peter J. Keane

Vice President-Finance and Treasurer
/s/ STEPHEN V. TEODECKI	(Principal Accounting and Financial Officer)

Stephen V. Teodecki

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF MICHIGAN I LIMITED PARTNERSHIP
By:	PULTE MICHIGAN HOLDINGS CORPORATION
Its:	General Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Michigan Holdings Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ STEVEN F. ATCHISON	(Principal Executive Officer)

Steven F. Atchison

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

Vice President-Finance and Treasurer
/s/ STEPHEN V. TEODECKI	(Principal Accounting and Financial Officer)

Stephen V. Teodecki

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF MINNESOTA CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Homes of Minnesota Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President, Chief Executive Officer and Director
/s/ KEITH TOMLINSON	(Principal Executive Officer)

Keith Tomlinson

Vice President, Chief Financial Officer and Director
/s/ VINCENT J. FREES	(Principal Financial and Accounting Officer)

Vincent J. Frees

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF NEW ENGLAND LLC
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and managers of Pulte Homes of New England LLC does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Manager
/s/ JAMES R. MCCABE	(Principal Executive Officer)

James R. McCabe

/s/ MARK ENTENMAN	Manager

Mark Entenman

Chief Financial Officer, Vice President and Controller
/s/ VINCENT J. FREES	(Principal Financial and Accounting Officer)

Vincent J. Frees

/s/ JOHN EVANS	Manager

John Evans

/s/ BRIAN LUPIEN	Manager

Brian Lupien

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF NEW MEXICO, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Homes of New Mexico, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

/s/ GREGORY M. NELSON	Vice President and Director

Gregory M. Nelson

/s/ VINCENT J. FREES	Vice President, Controller, and Chief Financial Officer (Principal Financial and Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF NEW YORK, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Homes of New York, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ MICHAEL L. DISLER	(Principal Executive Officer)

Michael L. Disler

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

Vice President
/s/ VINCENT J. FREES	(Principal Accounting Officer

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF NJ, LIMITED PARTNERSHIP
By:	PULTE HOME CORPORATION OF THE DELAWARE VALLEY
Its:	General Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Home Corporation of the Delaware Valley does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ WILLIAM E. REISER, JR.	(Principal Executive Officer)

William E. Reiser, Jr.

Vice President of Finance
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

/s/ STEVEN M. COOK	Vice President and Director

Steven M. Cook

/s/ RICHARD D. DIBELLA	Director

Richard D. DiBella

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF OHIO LLC
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and managers of Pulte Homes of Ohio LLC does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Manager
/s/ SCOTT E. WITHINGTON	(Principal Executive Officer)

Scott E. Withington

Vice President of Finance
/s/ STEVEN M. COOK	(Principal Accounting Officer)

Steven M. Cook

/s/ PETER J. KEANE	Manager

Peter J. Keane

Vice President-Finance, Treasurer and Assistant Secretary
/s/ STEPHEN V. TEODECKI	(Principal Financial and Accounting Officer)

Stephen V. Teodecki

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF PA LIMITED PARTNERSHIP
By:	PULTE HOME CORPORATION OF THE DELAWARE VALLEY
Its:	General Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Home Corporation of the Delaware Valley does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ WILLIAM E. REISER, JR.	(Principal Executive Officer)

William E. Reiser, Jr.

Vice President of Finance
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

/s/ STEVEN M. COOK	Vice President, Assistant Secretary and Director

Steven M. Cook

/s/ RICHARD D. DIBELLA	Director

Richard D. DiBella

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE ROBINSON	(Principal Financial Officer)

Bruce Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF TEXAS, L.P.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of PN I, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ GREGORY M. NELSON	(Principal Executive Officer)

Gregory M. Nelson

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

Vice President, Controller and Director
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE HOMES OF TENNESSEE LIMITED PARTNERSHIP By: RADNOR HOMES, INC. Its: General Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Radnor Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ GREGORY R. DURICZ	(Principal Executive Officer)

Gregory R. Duricz

/s/ STEVEN M. COOK	Vice President , Secretary and Director

Steven M. Cook

/s/ ROBERT A . CREGG	Director

Roger A. Cregg

/s/ RICHARD J. DUGAS, JR.	Director

Richard J. Dugas, Jr.

Vice President and Treasurer
/s/ BRUCE E. ROBINSON	(Principal Financial and Accounting Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE LAND COMPANY, LLC
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and managers of Pulte Land Company, LLC does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Manager
/s/ STEVEN F. ATCHISON	(Principal Executive Officer)

Steven F. Atchison

/s/ STEVEN M. COOK	Vice President, Secretary and Manager

Steven M. Cook

/s/ STEPHEN V. TEODECKI	Vice President and Manager

Stephen V. Teodecki

Vice President Controller
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE LAND DEVELOPMENT CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Land Development Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ STEVEN F. ATCHISON	(Principal Executive Officer)

Steven F. Atchison

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

Vice President and Controller
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE LIFESTYLE COMMUNITIES, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Lifestyle Communities, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ MICHAEL L. DISLER	(Principal Executive Officer)

Michael L. Disler

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

Vice President
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE MICHIGAN HOLDINGS CORPORATION By: PULTE HOMES, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Michigan Holdings Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ STEVEN F. ATCHISON	(Principal Executive Officer)

Steven F. Atchison

Vice President of Finance and Treasurer
/s/ STEPHEN F. TEODECKI	(Principal Financial and Accounting Officer)

Stephen F. Teodecki

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE MICHIGAN SERVICES, LLC By: PULTE HOMES, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President, Chief Executive Officer and Director
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

Executive Vice President and Chief Financial Officer
/s/ ROGER A. CREGG	(Principal Financial Officer)

Roger A. Cregg

Vice President and Controller
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE PAYROLL CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Payroll Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

Vice President of Finance and Controller
/s/ VINCENT J. FREES	(Principal Financial and Accounting Officer)

Vincent J. Frees

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

PULTE REALTY CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Pulte Realty Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

General Counsel, Vice President,
/s/ STEVEN M. COOK	Secretary and Director

Steven M. Cook

Vice President and Controller
/s/ VINCENT J. FREES	(Principal Accounting and Financial Officer)

Vincent J. Frees

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

RADNOR HOMES, INC
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of Radnor Homes, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ GREGORY R. DURICZ	(Principal Executive Officer)

Gregory R. Duricz

Vice President and Treasurer
/s/ BRUCE E. ROBINSON	(Principal Financial and Accounting Officer)

Bruce E. Robinson

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

/s/ RICHARD J. DUGAS, JR.	Director

Richard J. Dugas, Jr.

/s/ ROGER A CREGG	Director

Roger A. Cregg

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

RIVERWALK OF THE PALM BEACHES DEVELOPMENT COMPANY, INC.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of RiverWalk of the Palm Beaches Development Company, Inc. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ DAVID A. KOON	(Principal Executive Officer)

David A. Koon

Vice President and Director
/s/ CHRISTOPHER P. SCHMITZ	(Principal Accounting Officer)

Christopher P. Schmitz

Vice President and Treasurer
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

RN ACQUISITION 2 CORP.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President and Treasurer

     Each of the undersigned officers and directors of RN Acquisition 2 Corp. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ GREGORY R. DURICZ	(Principal Executive Officer)

Gregory R. Duricz

Vice President and Treasurer
/s/ BRUCE E. ROBINSON	(Principal Financial and Accounting Officer)

Bruce E. Robinson

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

/s/ RICHARD J. DUGAS, JR.	Director

Richard J. Dugas, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

TERRAVITA CORP.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Terravita Corp. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

/s/ GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

Vice President, General Counsel,
/s/ STEVEN M. COOK	Secretary and Director

Steven M. Cook

Vice President and Controller
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

TERRAVITA HOME CONSTRUCTION CO.
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Terravita Home Construction Co. does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President
/s/ RICHARD J. DUGAS, JR.	(Principal Executive Officer)

Richard J. Dugas, Jr.

GREGORY M. NELSON	Vice President, Assistant Secretary and Director

Gregory M. Nelson

Senior Vice President, General Counsel,
/s/ STEVEN M. COOK	Secretary and Director

Steven M. Cook

Vice President and Controller
/s/ VINCENT J. FREES	(Principal Accounting Officer)

Vincent J. Frees

Vice President and Treasurer
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

WIL CORPORATION
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of Wil Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President, Chief Financial Officer, Controller and Director
/s/ VINCENT J. FREES	(Principal Executive and Accounting Officer)

Vincent J. Frees

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

SIGNATURES
     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on May 8, 2006.

WILBEN LLLP By: PBW CORPORATION Its: General Partner
By:	/s/ BRUCE E. ROBINSON
Bruce E. Robinson
Vice President, Treasurer and Assistant Secretary

     Each of the undersigned officers and directors of PBW Corporation does hereby severally constitute and appoint Roger A. Cregg, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on May 8, 2006 by the following persons in the capacities indicated.

Signature	Title

President and Director
/s/ RICHARD D. DIBELLA	(Principal Executive Officer)

Richard D. DiBella

/s/ STEVEN M. COOK	Vice President, Secretary and Director

Steven M. Cook

Vice President, Treasurer and Assistant Secretary
/s/ BRUCE E. ROBINSON	(Principal Financial Officer)

Bruce E. Robinson

Vice President, Chief Financial Officer and Controller
/s/ VINCENT J. FEES	(Principal Accounting Officer)

Vincent J. Frees

EXHIBIT INDEX

Exhibit Number		Description
(2) and (10)	(a)	Plan and Agreement of merger dated as of April 30, 2001, among Del Webb Corporation, Pulte Corporation and Pulte Acquisition Corporation. (Incorporated by reference to Exhibit 2.1 to our Registration Statement on Form S-4, Registration No. 333-62518.)

(3)	(a)	Articles of Incorporation, as amended, of Pulte Homes, Inc. (Incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-4, Registration No. 333-62518.)

	(b)	Certificate of Amendment to the Articles of Incorporation of Pulte Homes, Inc. (Incorporated by reference to Exhibit 3(a) to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.)

	(c)	By-laws, as amended, of Pulte Homes, Inc. (Incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K dated September 15, 2004.)

(4)	(a)	Senior Note Indenture dated as of October 24, 1995 among Pulte Homes, Inc. (formerly known as Pulte Corporation), certain of its subsidiaries, as Guarantors, and J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), covering Pulte Corporation’s 7.3% unsecured senior notes due 2005 ($125,000,000 aggregate principal amount outstanding) and 7.625% unsecured senior notes due 2017 ($150,000,000 aggregate principal amount outstanding). (Incorporated by reference to Exhibit (c)1 to our Current Report on Form 8-K dated October 20, 1995.)

	(b)	Indenture Supplement dated as of August 27, 1997 among Pulte Homes, Inc. (formerly known as Pulte Corporation), J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated October 6, 1997.)

	(c)	Indenture Supplement dated as of March 20, 1998 among Pulte Homes, Inc. (formerly known as Pulte Corporation), J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated March 24, 1998.)

	(d)	Indenture Supplement dated January 31, 1999 among Pulte Homes, Inc. (formerly known as Pulte Corporation), J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated March 3, 1999.)

	(e)	Indenture Supplement dated February 21, 2001, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(j) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(f)	Indenture Supplement dated August 6, 2001, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4.8 to our Registration Statement on Form S-4, Registration No. 333-70786.)

	(g)	Indenture Supplement dated June 12, 2002, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(m) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(h)	Indenture Supplement dated February 3, 2003, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(n) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(i)	Indenture Supplement dated May 23, 2003, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(o) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(j)	Indenture Supplement dated January 16, 2004, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(p) to our Annual Report on Form 10-K for the year ended December 31, 2003.)

	(k)	Indenture Supplement dated July 9, 2004, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company,

Exhibit Number		Description
National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(n) to our Annual Report on Form 10-K for the year ended December 31, 2004.)

	(l)	Indenture Supplement dated February 10, 200 5, among Pulte Homes, Inc., J.P. Morgan Trust Company, National Association (as successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of Pulte Homes, Inc. (Incorporated by reference to Exhibit 4(o) to our Annual Report on Form 10-K for the year ended December 31, 2004.)

	(m) **	Form of Subordinated Indenture.

	(n)	Form of Pulte Homes, Inc. Subsidiary Guarantor Guarantee Agreement. (Incorporated by reference to Exhibit 4(x) to our Registration Statement on Form S-3, Registration No. 333-109029.)

(5)	(a)**	Opinion of Sidley Austin LLP.

(12)	(a)**	Computation of Ratio of Earnings to Fixed Charges .

(23)	(a)	Consent of Sidley Austin LLP (included in Exhibit 5(a) hereto).

(23)	(b)**	Consent of Ernst & Young LLP.

(24)	(a)	Power of Attorney (included in Pulte Homes, Inc. Signature page hereto)

(25)	(a)**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association under the Senior Note Indenture.

*	Pulte will file as an exhibit to a Current Report on Form 8-K (i) any underwriting agreement, including any remarketing agreement, relating to securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, common shares, warrants, preferred shares, depositary shares, stock purchase contracts or stock purchase units and (iii) any required opinion of counsel to Pulte as to certain tax matters relative to the securities offered hereby.

**	Filed herewith

***	To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.